Exhibit 99.1

Xperi Inc. Completes its Spin-Off to Become an Independent Public Company

•	Xperi’s growth strategy in media platforms is leveraged by its strategically built core portfolio of iconic brands

•	Commemorates first day as a public company by ringing the opening bell at the NYSE

San Jose, Calif., October 3, 2022 – Xperi Inc. (NYSE: XPER) (the “Company” or “Xperi”) celebrates its first day of trading as an independent company on the New York Stock Exchange under the ticker “XPER”.

“We are at an exciting juncture in our journey,” said Jon Kirchner, chief executive officer. “Today we stand as an independent company with a strong balance sheet, an executive team with substantial tenure, and an exciting path to significant growth and profitability. The realization of this strategic milestone is the result of years of continuous effort.”

Xperi has built a powerful portfolio of best-in-class entertainment technology brands such as TiVo®, DTS®, IMAX Enhanced® and HD Radio™, which it will leverage to accelerate its media platform business by pursuing engagement-based, recurring advertising, and data analytics revenue. Xperi’s independent media platform, TiVo OS, provides scale to CE brands and content providers, a profitable partnership model, and an award-winning, content-first experience where live TV and streaming services are fully integrated and personalized in a way that makes it easy to find, watch, and enjoy content across a siloed ecosystem.

Jon Kirchner, Xperi’s chief executive officer, stated, “Our strategy is closely aligned with broad industry growth trends and creates a highly scalable revenue stream through engagement-based monetization. Our market engagement model is well positioned to drive partner adoption by allowing TV OEMs and automotive OEMs to brand the experience, retain customer ownership, and actively participate in long term revenue generation. Our strategic growth, market opportunity, and unique value proposition is demonstrated by recent high profile customer wins such as a key TV OS win with Vestel, one of the three largest global TV producers, wins with BMW and Mercedes in automotive, and numerous IPTV wins, supported by a strong pipeline across our portfolio.”

Together, Xperi brands create immersive and personalized experiences that help its partners capture audience engagement and its end users achieve extraordinary experiences.

As previously announced, each stockholder of record of the Company’s predecessor, (now known as “Adeia”) as of close of business on Wednesday, September 21, 2022 received a distribution of four shares of Xperi Common Stock for every ten shares of common stock of Adeia.

Centerview Partners LLC acted as financial advisor and Skadden, Arps, Slate, Meagher and Flom LLP acted as legal advisor.

For more information on Xperi Inc., please visit www.xperi.com.

About Xperi Inc.

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands (DTS®, HD Radio™, IMAX® Enhanced, TiVo®), and by its startup, Perceive, are integrated into billions of consumer devices and media platforms worldwide, powering smart devices, connected cars and entertainment experiences. Xperi has created a unified ecosystem that reaches highly engaged consumers driving increased value for partners, customers and consumers.

Xperi, DTS, IMAX Enhanced, HD Radio, Perceive, TiVo, and their respective logos are trademarks or registered trademarks of affiliated companies of Xperi Inc. in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company’s business outlook, growth opportunities and expectations, and projected benefits and launch dates of the Company’s products. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenue, cost savings, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business strategies, and expansion and growth of the Company’s businesses; the Company’s ability to implement its business strategy; pricing trends, including the Company’s ability to achieve economies of scale; the ability of the Company to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which the Company operates; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, including Russia’s invasion of Ukraine, and natural disasters; the extent to which the COVID-19 pandemic continues to have an adverse impact on our business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted; and the impact of supply chain constraints on our customers. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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Xperi Media Contact:

Amy Brennan, Senior Director, Corporate Communications

+1 949-518-6846

amy.brennan@xperi.com

Xperi Investor Contact:

Jill Koval, Arbor Advisory Group

+1 203-832-4449

ir@xperi.com

XPER-C